UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 12, 2005

(Date of report)

May 10, 2005

(Date of earliest event reported)

Sotheby's Holdings, Inc.

(Exact name of registrant as specified in its charter)

Michigan	1-9750	38-2478409
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38500 Woodward Avenue, Suite 100 Bloomfield Hills, Michigan		48303
(Address of principal executive offices)		(Zip Code)

(248) 646-2400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 10, 2005, the Company issued a press release discussing its results of operations for the quarter ended March 31, 2005. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Sotheby’s Holdings, Inc. earnings press release for the quarter ended March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S HOLDINGS, INC.

By:	/s/ Michael L. Gillis

Michael L. Gillis Senior Vice President, Controller and Chief Accounting Officer

Date:	May 12, 2005